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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2014

REGENCY CENTERS CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number including area code: (904)-598-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02    Results of Operations and Financial Condition
At 11:00 a.m. Eastern Time on May 8, 2014, Regency Centers Corporation hosted an earnings conference call to discuss its results for the 2014 first quarter. A portion of the audio for the call was temporarily lost. Since a portion of management’s comments may not have been heard, a transcript of the full conference call has been posted on the investor relations portion of the Company’s website at investors.regencycenters.com, under “Webcasts and Presentations.” This transcript will remain posted until the earnings conference call for the discussion of 2014 second quarter results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
May 8, 2014	By:	/s/ Lisa Palmer Lisa Palmer, Chief Financial Officer and Executive Vice President (Principal Financial Officer)